SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2004

ROXIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32373	77-0551214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

Roxio, Inc.

455 El Camino Real

Santa Clara, CA 95050

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 367-3100

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

The Registrant issued a press release on March 29, 2004 announcing a new two year, $15 million revolving line of credit with Silicon Valley Bank. A copy of this press release is incorporated herein by reference and filed as Exhibit 99.1 to this Current Report.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2004

Roxio, Inc. (Registrant)

By:	/s/ William E. Growney, Jr.
Name:	William E. Growney, Jr.
Title:	Secretary

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on March 29, 2004.

4